Scheduled Maturities of Long-Term Debt (Detail) - Mar. 31, 2018 ₨ in Millions, $ in Millions		INR (₨)	USD ($)
Due in the twelve months ending March 31:
2019		₨ 172,122.8	$ 2,643.6
2020		234,215.1	3,597.2
2021		88,593.9	1,360.7
2022		33,789.7	519.0
2023		42,380.0	650.9
Thereafter		281,807.5	4,328.2
Total	[1]	₨ 852,909.0	$ 13,099.6

[1]	The scheduled maturities of long-term debt do not include perpetual bonds of Rs. 79,997.3 million (net of debt issuance cost).